Company Overview January 13, 2020

Safe Harbor Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future financial performance of Guardant Health, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any expectations regarding the Company's commercial engine as a force multiplier for research and development initiatives; any projections of market opportunities or any statements regarding expectations for future clinical reimbursement opportunities; any statements regarding expectations for future regulatory approvals;any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, or technology developments; and any statements of assumptions underlying any of the items mentioned. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company's periodic filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report for the year ended December 31, 2018 and any current and periodic reports filed thereafter. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company's future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In light of the foregoing, investors are urged not to rely on any forward-looking statement or third-party data in reaching any conclusion or making any investment decision about any securities of the Company. 2

Liquid biopsy is at the center of transforming cancer care by unlocking data that will drive improved clinical outcomes 3

' Stage IV non-small cell lung cancer ' Metastatic cancer including brain metastases ' Required lung drainage prior to tissue biopsy ' Guardant360 results indicated EGFR mutation ' Started on osimertinib (Tagrisso®) immediately “I’m alive today because of Guardant.” - Star 4

Guardant liquid biopsy platform unlocks cancer signals in blood Across all 4 classes of 100K+ tests genomic alterations and MSI fuel insights High-efficiency Next-generation Learning chemistry sequencing bioinformatics engine 2-3x 1000x higher reduction in conversion sequencing efficiency error rate Patented Digital Sequencing Technology Source: Guardant Health Data on File. Odegaard J, et al. CCR 2018. 5

Guardant liquid biopsy platform poised to transform cancer management and unlock $50B+ market opportunity


~65M+
Individuals[1]
~15M
Early-stage, survivors
~700K
Advanced cancer patients
LUNAR-2
Detects early-stage cancer
$30B+[2]
LUNAR-1
Neoadjuvant / adjuvant treatment
Recurrence monitoring
$15B[2]
GUARDANT360
Systemic treatment
$6B[2]

1. Asymptomatic, high-risk individuals. 2. U.S. Market Opportunity (estimate). Sources: CDC Statistics; US Census; American Cancer Society Cancer Facts and Statistics; SEER; Rebecca L. Siegel, Cancer Statistics, 2018, A Cancer Journal for Clinicals, 68:7; Piper Jaffray, Liquid Biopsy Report, Cowen Equity Research, Foundation Medicine, dated March 18, 2018; CDC, Viral Hepatitis and Liver Cancer report. Note: Market sizing based on Guardant Health internal analysis.

6 | GUARDANT

Realizing liquid biopsy market opportunity requires significantly more than just technology

$6B[2]

Operations & Commercial Infrastructure
- Adoption by 7,000+ oncologists
- 60+ biopharma partners

Reimbursement
- 170M+ covered lives
- Medicare pan-cancer coverage[1]

Regulatory approval
- PMA submission
- CDx collaborations

Clinical evidence
- 50+ outcome studies
- 150+ publications
- Landmark lung and breast cancer studies (NILE, PlasmaMatch)

Best-in-class technology

Significant burden of evidence

GUARDANT360®

1. Covers all solid tumor cancers except tumors primary to the central nervous system such as brain cancers. 2. U.S. Market Opportunity (estimate); Source: CDC Statistics; US Census; American Cancer Society Cancer Facts and Statistics; SEER; Rebecca L. Siegel, Cancer Statistics, 2018. A Cancer Journal for Clinicals, 68:7; Piper Jaffray, Liquid Biopsy Report, Cowen Equity Research, Foundation Medicine, dated March 18, 2018; CDC, Viral Hepatitis and Liver Cancer report. Note: Market sizing based on Guardant Health internal analysis.

7 | GUARDANT

Early innings of adoption in the advanced cancer market

GUARDANT360®

$6 Billion[1]



$2B
Biopharma
$4B
Clinical

700K Patients

Majority of patients do not receive guideline recommended genomic testing

<8%

NSCLC PATIENTS
tested to guidelines[2]

<40%

CRC PATIENTS
tested to guidelines[3]

1. U.S. Market Opportunity (estimate) 2. Gutierrez ME, Choi K, Lanman RB, et al. Genomic profiling of advanced non-small cell lung cancer in community settings: gaps and opportunities. *Clin Lung Cancer*. 2017; 18(6) 651-659. 3. Gutierrez ME, Prices KS, Lanman RB, et al. Genomic Profiling for KRAS, NRAS, BRAF, Microsatellite Instability (MSI) and Mismatch Repair Deficiency (dMMR) among Patients with Metastatic Colon Cancer. *JCO Precision Oncology*. Dec. 2019. Note: Market sizing based on Guardant Health internal analysis.

8 | GUARDANT

Guardant360 solves the challenges with tissue testing Results of NILE support a blood-first testing paradigm 282 NSCLC Patients Prospective, Multi-Center Trial1 Standard of Care Tissue Testing vs Guideline Complete Genotyping 18% 95% Detection of NCCN Biomarkers 60 patients 77 patients Median Turn Around Time (TAT) 15 days 9 days 1. Leighl NB, Page RD, Raymond, VM, et al. Clinical Utility of Comprehensive Cell-Free DNA Analysis to Identify Genomic Biomarkers in Patients with Newly Diagnosed Metastatic Non-Small Cell Lung Cancer, Clin Cancer Res. Published Online First April 15, 2019 doi: 10.1158/1078-0432.CCR-19-0624. 9

Significant catalysts for U.S. clinical reimbursement Medicare LCD is a major milestone expanding reimbursement beyond NSCLC 170M+ Covered Lives1 Additional Medicare Additional Medicare private LCD for pan-cancer LCD coverage majority of private payor NSCLC 2 NSCLC solid tumors coverage Aug 2018 Feb 2020 1. Guardant Health Data on File. 2. Covers all solid tumor cancers except tumors primary to the central nervous system such as brain cancers. 10

Strong Guardant360 clinical adoption Guardant360 test volume +89% +77%  #&"#" ' +31% ' "!% " 2020 Catalysts 13,259 11,875 ' Shift to blood-first paradigm 9,521 ' Pan-cancer reimbursement 7,246 6,723 7,027 ' Progression testing ' Multiple biomarker-directed therapy approvals Q1 18 Q1 19 Q2 18 Q2 19 Q3 18 Q3 19 11

Biopharma opportunity

$2B of the $6B therapy selection market

1,200+ Targeted therapy, PARP, and I-O programs

130,000+ Patients

60+ Pharma partners

$2 Billion[1]



Retrospective trials
17%
CDx
15%
Commercial
12%
Prospective trials
56%

1.U.S. Market Opportunity (estimate). Sources: SEER; Rebecca L. Siegel, Cancer Statistics, 2018, A Cancer Journal for Clinicians, 68:7; Piper Jaffray, Liquid Biopsy Report. Guardant Health Biopharma, Global Data, June 2017; clinicaltrials.gov; Campbell (Meyerson) and TCGA 2016 Nature Genetics. Note: Market sizing based on Guardant Health internal analysis.

12 | GUARDANT

Guardant Health and AMGEN strategic collaboration ' 13% of all NSCLC patients harbor KRAS G12C mutations1 AMG 510 – An investigational ' Strategic collaboration to KRAS G12C inhibitor develop and support commercialization of a blood- based CDx in NSCLC for ® AMG 510 ' Seeking global approvals in U.S., E.U. and Japan 1. Lipford, JR, Pre-clinical development of AMG 510: the first inhibitor of KRASG12C in clinical testing. Oral presentation at AACR 2019, Atlanta, GA. March 29-April 3, 2019. 13

GuardantOMNI opportunity

Well-positioned to continue momentum in 2020

1,200+ programs[1]

Targeted Therapy | Immuno-Oncology | PARP

GUARDANT OMNI™

High-performance detection of genomic alterations across 500 genes + MSI

+

High-sensitivity detection of blood-based tumor mutational burden

+

Detection of multiple mechanisms of homologous repair deficiency

1. Citeline Global Clinical Trial Database as of Jan 6, 2019.

14 | GUARDANT™

Robust biopharma growth Biopharma test volume +112% +111% ' Increase in I/O and combination +61% trials have led to rapid growth in 5,285 5,280 OMNI volumes 3,762 ' Steady growth of 2,334 2,498 2,505 pharma test ASPs Q1 18 Q1 19 Q2 18 Q2 19 Q3 18 Q3 19 ASP $2,966 $3,109 $3,286 $3,827 $3,491 $4,052 15

LUNAR program fueled by success of GH portfolio Leveraging data, operational & commercial infrastructure ! $# ! 100,000+ tests Best-in-class technology platform 16

Unlocking multiple dimensions of ctDNA in blood to overcome the challenges of early-stage cancer detection Genomic Alterations Methylation Fragmentomics    T C G A T C G      17

LUNAR-1 assay CLIA-validated in Q4 2019

ASCO data demonstrates highly specific detection of minimal residual disease[1]

LUNAR-1

- ✓ Blood only
- ✓ Genomic signatures
- ✓ Methylation signatures

Patients with resectable colon cancer, post-adjuvant treatment


Hazard ratio for recurrence = 9.22 (p < 0.001)
Recurrence Free Survival (%)
100
50
0
100% PPV for recurrence when ctDNA detected
N=43
ctDNA Not Detected
ctDNA Detected
200
400
600
800
1000
Days Elapsed

1. ASCO Abstract # 0-016, Serial assessment of cell-free circulating tumor DNA (ctDNA) to assess treatment effect and minimal residual disease during neoadjuvant and adjuvant therapy in colorectal cancer, Parikh et al. Standard of Care defined as neoadjuvant, adjuvant or active surveillance.

18 | GUARDANT

COBRA: Randomized controlled trial to establish clinical utility in early-stage colon cancer


~1,400 Resectable Stage II Colon Cancer Patients Suitable for Active Surveillance
Randomize
Active Surveillance
VS.
ctDNA Directed Adjuvant Therapy
LUNAR-1
Retrospective ctDNA Analysis
LUNAR-1
ctDNA +
mFOLFOX6[1] or CAPOX[2]
ctDNA –
Active Surveillance

1.mFOLFOX6: oxiplatin 85mg/m2 IV Day 1 + leucovorin 400mg/m2 IV Day 1 + 5-fluorouracil (5-FU) 400mg/m2 bolus Day 1 followed by 5F-FU 2400mg/m2 continuous infusion over 46 hours every 2 week for 12 cycles. 2. CAPOX: Oxiplatin 130mg/m2 IV over 2 hours on day 1 + capecitabine 10000 mg/m2 PO BD on days 1-14 every 3 weeks for eight cycles. More details about NRG-GI005 COBRA can be found at clinicaltrials.gov: NCT04068103.

19 | GUARDANT

Opportunity to improve screening in many tumor types Screening compliance rates in CRC represents a significant unmet need % of U.S. adults age 50-75 up to date with CRC screening1            1.Nov 2019 NCCRT Annual Meeting, presented by Richard Wender Chief Cancer Control Officer ACS. Data based on Behavioral Risk Factor Surveillance System Survey 20

LUNAR-2 assay shows high sensitivity in detecting CRC

Addition of epigenomic signatures improves sensitivity

LUNAR-2

- ✓ Genomic signatures
- ✓ Methylation signatures
- ✓ Fragmentomic signatures

105 recently diagnosed colorectal cancer patients

124 cancer-free age-matched controls



94%[1]
88%[1]
Epi+Genomic
Genomic
Specificity
Sensitivity

1. Kim (Talasaz), 2019. American Association for Cancer Research Annual Meeting. Abstract #916.

21 | GUARDANT

ECLIPSE[1]: 10,000-patient CRC screening study initiated

First blood-based CRC screening trial of this magnitude

Prospective trial

10,000+ individuals
...average risk for CRC
...aged 45-84

~100 sites in the U.S.

Screening Colonoscopy

VS

LUNAR Blood Test

Evaluating performance of LUNAR-2 to detect CRC in average-risk adults

Regulatory grade study has the potential for enabling FDA approval + CMS coverage

1. ClinicalTrials.gov Identifier: NCT04136002.

22 GUARDANT

Rapid revenue growth +181% +178% $61M $54M +120% $37M $19M $22M $17M Q1 18 Q1 19 Q2 18 Q2 19 Q3 18 Q3 19 23

Consistent improvement in gross profit margin1 +20.2 +15.9 +18.5 68.8% 69.6% 63.1% 53.7% 48.6% 44.6% Q1 2018 Q1 2019 Q2 2018 Q2 2019 Q3 2018 Q3 2019 1. Gross profit margin = Gross profit divided by total revenue. Gross profit = total revenue less cost of precision oncology testing and cost of development services. 24

Significant opportunities to drive future growth for asymptomatic + high-risk for early-stage individuals cancer patients + International survivors Expanding expansion treatment options Continued COGS increases demand for CGP ® and OpEx leverage Volume growth driven by blood- first paradigm FDA approval Pharma-driven OMNI demand Commercial reimbursement tailwinds Pan-cancer Medicare LCD Near-term drivers Long-term drivers 25